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EXHIBIT 10.5.1

NEITHER THIS OPTION NOR THE UNDERLYING COMMON SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE CORPORATION WILL NOT TRANSFER THIS OPTION OR THE UNDERLYING COMMON SHARES UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION COVERING SUCH OPTION OR SUCH SHARES, AS THE CASE MAY BE, UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS, (ii) IT FIRST RECEIVES A LETTER FROM AN ATTORNEY, ACCEPTABLE TO THE BOARD OF DIRECTORS OR ITS AGENTS, STATING THAT IN THE OPINION OF THE ATTORNEY THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (iii) THE TRANSFER IS MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.

Void after 11:59 P.M., Omaha, Nebraska USA Time on September 25, 2006.

                        OPTION TO PURCHASE COMMON SHARES
                                       OF
                            BALLANTYNE OF OMAHA, INC.

THIS IS TO CERTIFY THAT, in consideration of his agreement to serve as Chairman of the Board of BALLANTYNE OF OMAHA, INC., a Delaware Corporation ("Corporation") by WILLIAM F. WELSH II ("Optionee") , Optionee or permitted transferees are together entitled to purchase, subject to the provisions of this Option from the Corporation, at a price of $.485 (48.5 cents) (US) per Share, up to One Hundred Thousand (100,000) common shares of the Corporation ("Shares") at any time during the period commencing 12:01 A.M. on September 26, 2001, and terminating on 11:59 P.M. on September 25, 2006.

         The Shares deliverable upon the exercise of this Option are hereinafter sometimes referred to as the "Underlying Shares" or the "Option Shares" and the exercise price per share of this Option to purchase is hereinafter sometimes referred to as the "Exercise Price."

1SECTION.       EXERCISE OF OPTION. Subject to the provisions hereof, this
Option may be exercised, in whole or in part, by presentation and surrender hereof to the Corporation at its principal office, with the purchase form annexed hereto duly

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executed, and accompanied by payment of the Exercise Price
for the number of shares specified in such form. Upon receipt by the Corporation of this Option at its principal office, in proper form for exercise, the Optionee shall be deemed to be the holder of record of the Option Shares issuable upon such exercise, notwithstanding that the share transfer books of the Corporation shall then be closed or that certificates representing such Option Shares shall not then be actually delivered to the Optionee.

2SECTION.       RESERVATION AND STATUS OF SHARES. The Corporation hereby
agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Option such number of its common shares as shall be required for issuance and delivery upon exercise of this Option, and that such shares, when issued in accordance with the terms of this Option, shall be validly issued, fully paid, and non-assessable.

3SECTION.       FRACTIONAL SHARES.  Fractional Shares will not be issued.

4SECTION.       NO ASSIGNMENT, TRANSFER UPON DEATH, EXCHANGE, OR LOSS OF
OPTION.

4.1 This Option shall not be assignable except that it may be transferred, upon the death of the Optionee, to the beneficiaries of the Optionee by testamentary instrument or to the heirs of the Optionee by operation of law.

4.2 This Option is exchangeable, without expense, at the option of the Optionee, upon presentation and surrender hereof to the Corporation at its principal office, for other Options of different denominations entitling the Optionee to purchase, in the aggregate, the same number of Shares purchasable hereunder.

4.3 Upon receipt by the Corporation of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Option, and (in the case of loss, theft, or destruction) of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Option, the Corporation will execute and deliver a new Option, in lieu of the original.

5SECTION.       RIGHTS OF THE OPTIONEE. Except as provided in the last sentence of Section 1, the Optionee shall not, by virtue hereof, be entitled to any rights of a shareholder in the Corporation, either at law or equity. The rights of the Optionee are limited

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to those expressed in this Option and are not enforceable against the
Corporation except to the extent set forth herein.

6SECTION.       ANTI-DILUTION PROVISIONS. The number and kind of securities purchasable upon the exercise of this Option and the Exercise Price shall be subject to adjustment from time to time as follows:

6.1 In case the Corporation shall (i) pay a dividend or make a distribution on the outstanding Common Shares payable in Common Shares, (ii) subdivide the outstanding Common Shares into a greater number of shares, (iii) combine the outstanding Common Shares into a lesser number of shares, or (iv) issue by reclassification of the Common Shares any Common Shares of the Corporation, the Optionee of this Option shall thereafter be entitled, upon exercise, to receive the number and kind of shares which, if this Option had been exercised immediately prior to the happening of such event, the Optionee would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, or reclassification. Such adjustment shall become effective on the day next following (x) the record date of such dividend or distribution or (y) the day upon which such subdivision, combination, or reclassification shall become effective.

6.2 In case the Corporation shall consolidate or merge into or with another corporation, or in case the Corporation shall sell or convey to any other person or persons all or substantially all the property of the Corporation, the Optionee of this Option shall thereafter be entitled, upon exercise, to receive the kind and amount of shares, other securities, cash, and property receivable upon such consolidation, merger, sale, or conveyance by a holder of the number of Common Shares which might have been purchased upon exercise of this Option immediately prior to such consolidation, merger, sale, or conveyance, and shall have no other conversion rights. In any such event, effective provision shall be made, in the certificate or articles of incorporation of the resulting or surviving corporation, in any contracts of sale and conveyance, or otherwise so that, so far as appropriate and as nearly as reasonably may be, the provisions set forth herein for the protection of the rights of the Optionee of this Option shall thereafter be made applicable.

6.3 Whenever the number of shares purchasable upon exercise of this Option is adjusted pursuant to this Section 6, the Exercise

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Price per share shall be adjusted simultaneously by multiplying that Exercise
Price per share in effect immediately prior to such adjustment by a fraction, of which the numerator shall be the number of shares purchasable upon exercise of this Option immediately prior to such adjustment, and of which the denominator shall be the number of shares so purchasable immediately after such adjustment, so that the aggregate exercise price of this Option remains the same.

6.4 In the event that at any time, as a result of an adjustment made pursuant to this Section 6, the Optionee shall become entitled to receive upon exercise of this Option cash, property, or securities other than Shares, then references to Shares in this Section 6 shall be deemed to apply, so far as appropriate and as nearly as may be, to such cash, property, or other securities.

6.5 Irrespective of any adjustments in the Exercise Price or in the number or kind of Shares purchasable upon exercise of this Option, the form of Options theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Option.

7SECTION.        OFFICER'S CERTIFICATE. Whenever the number or kind of
securities purchasable upon exercise of this Option or the Exercise Price shall be adjusted as required by the provisions of Section 6, the Corporation shall forthwith file with its Secretary or Assistant Secretary at its principal office an officer's certificate showing the adjusted number or kind of securities purchasable upon exercise of this Option and the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail such facts as shall be necessary to show the reason for and the manner of computing such adjustments. Each such officer's certificate shall be made available at all reasonable times for inspection by the Optionee and the Corporation shall, forthwith after each such adjustment, mail by certified mail a copy of such certificate to the Optionee.

8SECTION.        NOTICE. Any notice or other communication required or
permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt, if to the Optionee, to:

                  William F. Welsh II
                  21917 Quail Ridge Drive
                  Elkhorn, Nebraska 68022

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and if to the Corporation, at its principal office:

                  Ballantyne of Omaha, Inc.
                  4350 McKinley Street
                  Omaha, Nebraska  68112

or such other addresses as a party shall so notify the other party in writing. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

9SECTION.       BINDING EFFECT. The provisions of this Option shall be binding upon and inure to the benefit of (A) the parties hereto, (B) the successors and assigns of the Corporation, and (C) the heirs and personal representative of the Optionee.

10SECTION.       LAW GOVERNING. This Agreement shall be governed by and
construed in accordance with the laws of the State of Delaware, United States of America.

11SECTION.       TITLES AND CAPTIONS. All section titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor effect the interpretation of this Agreement.

12SECTION.       PRESUMPTION. This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

13SECTION.       FURTHER ACTION. The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of the Agreement.

14SECTION.       PARTIES IN INTEREST. Nothing herein shall be construed to be to the benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

Dated: September 25, 2001

   BALLANTYNE OF OMAHA, INC.

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   a Delaware corporation

by: /s/ John Wilmers
    --------------------------
    JOHN WILMERS, PRESIDENT

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                                   EXHIBIT "A"

                            BALLANTYNE OF OMAHA, INC.

                       NOTICE OF EXERCISE OF STOCK OPTION

TO:  Corporate Secretary

     I hereby exercise my Stock Option granted by Ballantyne of Omaha, Inc. (the "Corporation") on September 25, 2001, subject to all the terms and provisions thereof, and notify you of my desire to purchase ______________ shares of Common Stock of the Corporation which were offered to me pursuant to said Option. Enclosed is my check in the sum of $_________ in *full/partial payment for such shares. Also enclosed, if applicable, are certificates and related transfer documents, duly endorsed for transfer, for shares of Common Stock of the Corporation which I am tendering in payment of the balance of the purchase price.

     Dated this _______ day of ______________________,________.

                                   Name

                                   Signature

* Circle applicable provision.

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